UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 30, 1999


                              eVision USA.Com, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                           Colorado 0-17637 45-0411501
        ------------------------------------------------------------------
       (State or other jurisdiction (Commission File No.) (I.R.S. Employer of incorporation) Identification No.)


                1700 Lincoln Street, Suite 3200, Denver, CO 80203
                --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (303) 860-1700
               --------------------------------------------------
              (Registrant's telephone number, including area code)



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



Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On July 30, 1999, eVision USA.com, Inc. ("eVision"or "the Company") entered into a Stock Purchase Agreement with Ladsleigh Investments Limited, BVI ("Ladsleigh") whereby eVision agreed to sell and Ladsleigh agreed to purchase 100% of the stock of a wholly owned subsidiary of eVision, Fronteer Capital, Inc. ("Fronteer Capital") for $3,000,000, excluding cash of approximately $293,000 and warrants to purchase equity in a publicly traded company. The purchase price was based on an independent market valuation of the primary assets held by Fronteer Capital as of July 30, 1999, and will result in a gain or disposition of approximately $195,000. The purchase price approximates the market value as of July 30, 1999. The purchase price will be paid in cash of $150,000 and in the form of a promissory note for $2,850,000, which bears interest at 14% and is due July 30, 2000. To secure the promissory note, eVision will hold the primary assets of Fronteer Capital in escrow. To effect the financing of the sale to Ladsleigh, the Company also entered into a Pledge and Escrow Agreement and Promissory Note on July 30, 1999. Prior to the transaction, there was no material relationship between Ladsleigh and the Company or any of its affiliates, any director or officer of the Company or any associate of any such director or officer.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of business acquired.

     Not applicable

(b) Pro forma financial information.

       The following unaudited pro forma condensed consolidated financial statements are filed with this report:

     Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1999.

     Pro Forma Condensed Consolidated Statement of Operations for the Six Months ended March 31, 1999

     Pro Forma Condensed Consolidated Statement of Operations for the Year ended September 30, 1998

The Pro Forma Condensed Consolidated Balance Sheet of eVision as of March 31, 1999 reflects the financial position of the Company after giving effect to the disposition of the assets discussed Item 2 and assumes the disposition took place on March 31, 1999. The Pro Forma Condensed Consolidated Statements of Operations for the year ended September 30, 1998 and the six months ended March 31, 1999 assume that the disposition occurred on October 1, 1997 and are based on the operations of the Company for the year ended September 30, 1998 and the six months ended March 31, 1999.

The unaudited pro forma condensed consolidated financial statements have been prepared by the Company based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company or of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that the Company's financial statements will reflect the disposition only from the closing date of the disposition.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of the Company.



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



(c) Exhibits.

2.1      Stock  Purchase   Agreement  by  and  between   eVision  and  Ladsleigh
         Investments Limited, BVI, made as of July 30, 1999.

2.2 Pledge and Escrow Agreement by and between eVision and Ladsleigh Investments Limited, BVI, made as of July 30, 1999.

2.3 Promissory Note by Ladsleigh Investments Limited, BVI to eVision, made as of July 30, 1999.


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  August 5, 1999                        eVision USA.com, Inc.


                                             By: /s/ Robert H. Trapp
                                                --------------------------------
                                                Robert H. Trapp,
                                                Managing Director











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

                     eVISION USA.COM, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1999


                                                                     March 31,                (A)
ASSETS                                                                  1999               Pro forma
                                                                    (Unaudited)           adjustments          Pro forma
                                                                  ----------------     ---------------     ----------------
CURRENT ASSETS:
Cash and cash equivalents                                       $        3,560,235             150,000            3,710,235
Accounts and notes receivables                                           2,855,711           2,850,000            5,705,711
Securities owned, at market value                                        1,793,332         (1,441,554)              351,778
Current maturities of investments in debt securities                       210,889                 ---              210,889
Other current assets                                                       495,909            (50,000)              445,909
                                                                  ----------------     ---------------     ----------------
         Total current assets                                            8,916,076           1,508,446           10,424,522
                                                                  ----------------     ---------------     ----------------

Net property, furniture and equipment                                    1,431,367                 ---            1,431,367
Other long term assets                                                   8,810,179                 ---            8,810,179
                                                                  ----------------     ---------------     ----------------

         Total assets                                                   19,157,622           1,508,466           20,666,068
                                                                  ================     ===============     ================

LIABILITIES AND STOCKHOLDERS' DEFICIT:
Accounts payable and accrued expenses                                    4,303,706            (18,000)            4,285,706
Accrued interest payable to related party                                  207,500                 ---              207,500

       Current portion of convertible debentures to related party         500,000                 ---              500,000

Other current liabilities                                                  437,520                 ---             437,520
                                                                  ----------------    ----------------    ----------------

         Total current liabilities                                       5,448,726            (18,000)           5,430,726
                                                                  ----------------    ----------------    ----------------

Long-term debt, net of current portion                                      77,095                 ---              77,095
Convertible debentures                                                   6,691,444                 ---           6,691,444
Convertible debentures to related party                                  7,500,000                 ---           7,500,000
Deferred rent concessions                                                1,597,746                 ---           1,597,746
                                                                  ----------------    ----------------    ----------------

         Total liabilities                                              21,315,011            (18,000)          21,297,011
                                                                  ----------------    ----------------    ----------------

Minority interest in subsidiaries                                        1,300,624                 ---           1,300,624

         Total stockholders' deficit                                    (3,458,013)          1,526,466         (1,931,567)
                                                                  ----------------    ----------------    ----------------

         Total liabilities and stockholders' deficit            $       19,157,622           1,526,446          20,666,068
                                                                  ================    ================    ================

(A) Represents elimination of primary assets and liabilities of Fronteer Capital, Inc. sold to Ladsleigh Investments Limited, BVI. Also includes recording cash payment of $150,000 and promissory note of $2,850,000


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

                                        eVISION USA.COM, INC. AND SUBSIDIARIES
                              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS


                                                                     Six Months
                                                                       Ended
                                                                     March 31,                 (A)
                                                                        1999                Pro forma
                                                                    (Unaudited)            adjustments          Pro forma
                                                                  ----------------      ---------------     ----------------

Revenue                                                         $       18,180,068            (333,917)          17,846,151
Cost of sales and operating expenses:
      Cost of sales                                                     10,969,461                 ---           10,969,461
      General and administrative                                         7,281,444             (21,033)           7,260,411
      Depreciation and amortization                                        208,841                 ---              208,841
                                                                  ----------------     ---------------     ----------------
         Total operating expenses                                       18,459,746              21,033           18,438,713
                                                                  ----------------     ---------------     ----------------
         Operating loss                                                  (279,678)            (354,950)           (592,562)
Other expense, net                                                       (448,279)             201,716            (246,563)
                                                                  ----------------     ---------------     ----------------

Loss before minority interest and income taxes                           (727,957)           (153,234)            (839,124)
Minority interest in earnings                                            (129,148)                 ---            (129,148)
                                                                  ----------------     ---------------     ----------------

Loss from continuing operations before income taxes                      (857,105)           (153,234)            (968,272)
Income tax expense                                                        (79,169)                 ---             (79,169)
                                                                  ----------------     ---------------     ----------------
Net loss                                                                 (936,274)           (153,234)          (1,047,441)
                                                                  ================     ===============     ================


Weighted average number of common shares outstanding                   17,875,490                                17,875,490
                                                                 ================                           ===============


Loss per common share - basic and diluted:                      $           (0.05)                                    (0.06)
                                                                  ================                          ================



(A) Represents the elimination of unrealized gain on investments of $333,917, general and administrative expenses of $21,033 and recognition of accrued interest receivable of $201,716.


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


                                        eVISION USA.COM, INC. AND SUBSIDIARIES
                              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                                                       Year Ended
                                                                      September 30,           (A)
                                                                         1998              Pro forma
                                                                     Consolidated         adjustments          Pro forma
                                                                     --------------     ----------------   ----------------



Revenue .............................................................   $ 27,387,304              --          27,387,304

Cost of sales and operating expenses:
   Cost of sales .....................................................    18,585,095              --          10,521,902
   General and administrative ........................................    13,359,245           (29,428)       13,329,817
   Unrealized loss on investment .....................................     1,751,792        (1,751,792)             --
   Depreciation and amortization .....................................       389,234              --             389,234
                                                                         -----------       -----------       -----------
      Total operating expenses .......................................    34,085,366        (1,781,220)       32,304,146
                                                                         -----------       -----------       -----------
         Operating loss ..............................................    (6,698,061)        1,781,220        (4,916,841)

Other income (expense), net ..........................................      (120,248)          405,445           285,197
                                                                         -----------       -----------       -----------
   Loss before minority interest and income taxes ....................    (6,818,309)        2,186,665        (4,631,644)
   Minority interest in loss .........................................       129,363              --             129,363
                                                                         -----------       -----------       -----------

   Loss from continuing operations before income taxes ...............    (6,688,946)        2,186,665        (4,502,281)
   Income tax expense ................................................      (290,320)             --            (290,320)
                                                                         -----------       -----------       -----------

   Loss from continuing operations ...................................    (6,979,266)        2,186,665        (4,792,601)
                                                                         ===========       ===========       ===========

Weighted average number of common shares outstanding .......              16,459,515                          16,459,515
                                                                         ===========                         ===========

Loss from continuing operations per common share -
   basic amd diluted .................................................  $      (.42)                                (.29)
                                                                         ===========                         ===========







(A)  Represents   elimination  of  general  and   administrative   expenses  and
     unrealized loss on investment and recognition of interest income on the note receivable.


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


                                  EXHIBIT INDEX

Exhibit        Description                                              Page No.

2.1 Stock Purchase Agreement by and between eVision and Ladsleigh Investments Limited, BVI, made as of July 30, 1999.

2.2 Pledge and Escrow Agreement by and between eVision and Ladsleigh Investments Limited, BVI, made as of July 30, 1999.

2.3 Promissory Note by Ladsleigh Investments Limited, BVI to eVision, made as of July 30, 1999.










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